TEMPLETON INSTITUTIONAL FUNDS, INC.


                               TIFI GROWTH SERIES

                                SEMIANNUAL REPORT
[LOGO]
TEMPLETON(R)
                                  JUNE 30, 1998

PAGE

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

      -     ARE NOT FDIC INSURED;

      - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION;

      - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
-------------------------------------------------------------------------------

PAGE


June 30, 1998

Dear Shareholder:

     The investment climate in the first half of 1998 was meaningfully influenced by the continued rapid deterioration of economic conditions and corporate health in Asia. Investors seemed to have made the decision, with a notable and brief exception early in the year when some Asian markets temporarily advanced 50-60% in U.S. dollar terms, to evacuate the Asian equity markets in view of the economic calamity that was unfolding there. The resulting flow of money back into the U.S. and Europe did much to lift these markets to valuation levels that many veteran investment managers would not have believed possible earlier in their careers. Moreover, it was the world's most expensive markets that seemed to benefit most from this trend while the cheaper markets languished. Markets with

                           TOTAL RETURNS AS OF 6/30/98

                                                                                     CUMULATIVE
                                 ONE-YEAR        THREE-YEAR        FIVE-YEAR           SINCE
                                 AVERAGE           AVERAGE          AVERAGE       INCEPTION(1),(3)
                               ANNUAL(1),(2)     ANNUAL(1),(2)    ANNUAL(1),(2)      (05/03/93)
TIFI Growth Series                 5.3%             15.8%             15.2%            104.5%

MSCI AC World
Free Index(4)                     13.7%             18.0%             15.2%            105.7%

MSCI World Index(4)               17.5%             19.7%             16.2%            114.6%

(1) The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 0.90% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated period.

(4) The index is unmanaged, does not contain cash, and does not include management or operating expenses. The index includes reinvested dividends. One cannot invest directly in an index.

      All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginnning on page 9 of this report.
                                                           continued...

[PHOTO GARY MOTYL]


GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.

MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.



PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES
 letter continued...............................................................


price-to-earnings ratios greater than 20x performed significantly better than those selling at less than 20x. The world's largest and most expensive stocks, primarily located in the U.S. and Europe, generally were the best performers in 1998's first half. Only in Japan and Latin America did the least expensive stocks generally outperform. In these regions, however, the absolute level of performance still trailed well behind the pace set in Europe and North America. Investors were willing to pay high prices for the relative "safety" of European shares versus the alternative of exposing themselves to the systemic risks brought about by owning "cheap" shares in seemingly imploding Asian markets, in particular, and emerging markets, in general. By maintaining low weightings in Asian markets, the Templeton Institutional Funds, Inc. Growth Series ("the Fund") was impacted more indirectly than directly by the Asian market downturn that continued during the first half of 1998. First, our Latin American holdings were negatively affected by investor concerns surrounding emerging market investments in general. Second, due to our strong value bent, our European holdings tended toward the less expensive stocks that underperformed versus high valuation European shares.

      This was clearly a difficult period for Templeton's investment style, which emphasizes diversification and purchasing those stocks selling at a price we believe to be low in relation to long-term earnings potential. Diversifying away from the expensive European and U.S. markets, which now represent 85.2% of the Morgan Stanley Capital International ("MSCI") World Index, resulted in the Fund's underperformance in 1998's first half. Our performance relative to the MSCI All Country World Free Index was better than our performance relative to the MSCI World Index during the reporting period. The MSCI All Country World Free Index is also relevant to our investment approach as it includes the emerging markets, while the MSCI World Index omits these markets. For the quarter and year-to-date periods ended June 30, 1998, the Fund reported cumulative total returns of -4.3% and 6.7%, respectively, compared to the unmanaged MSCI All Country World Free Index cumulative total returns of 0.8% and 14.8% for these periods. The MSCI World Index reported cumulative total returns of 2.1% and 16.9% for these periods. Please remember that the Fund's performance differs from that of an index because, among other things, an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or operating expenses. Of course, one cannot invest directly in an index. Looking forward, we are confident in our analytical team's diligent efforts to identify long-term values. It also remains clear that developments in Asia are likely to continue to have an influential role on the future performance of the world's stock markets.

      Capitalism, even in its purest form, can at times be quite cruel. Should a nation, however, have the temerity to tinker with freely functioning markets, the penalty it eventually pays for its iniquity is almost

                       GEOGRAPHIC DISTRIBUTION ON 6/30/98
               (Equity Assets As a Percentage of Total Net Assets)

                                  [PIE CHART APPEARS HERE]

Latin America/         Australia/          North
  Caribbean           New Zealand         America          Asia           Europe

     6.8%                6.3%               8.5%           9.8%            57.4%



2

PAGE


 ................................................................................


assuredly severe. Moreover, the size and scope of the punishment is often linked with the duration of the market interference. Asia's crony capitalism, Hong Kong's tightly controlled property market, Korea's chaebols, China's centrally controlled economy, and Japan's protectionist market policies have all been in place for a long time. These attempts to twist market fundamentals, aided and abetted in some cases by impressive quantities of U.S. dollar debt, finally reached the point where they could no longer be sustained. The economic carnage that has followed the collapse of these efforts to undermine free market forces has been nothing short of horrific. The International Monetary Fund's (IMF) attempts to restore capitalistic purity to these economic systems only increased the pain in the short run. It is abundantly clear to us, however, that the result of this process could be an Asian banking system in desperate need of new capital and a corporate sector whose recapitalization needs may eventually be measured in the hundreds of billions of U.S. dollars. The collateral damage from what could go down in history as one of the world's most dramatic economic events may be deep and long lasting. It is not clear that we have yet reached what we at Templeton refer to as "the point of maximum pessimism" in Asia.

      Templeton's security analysts, however, are not timid and are trained to look most closely where the gloom is the deepest. To be sure, it is just such cataclysmic share price declines that we rely on to create the bargain priced shares that we seek to fuel our future performance. At the same time, however, we do not buy stocks simply because the price has declined. Each security that we purchase is closely evaluated to determine a conservative forecast of earnings five years in the future. This process allows our analysts to "look beyond" current problems and focus on future possibilities. As our team of 40 analysts pored over the possibilities, however, they have often been disappointed with their findings due to the implications of the problems we are attempting to look beyond. For example, while we might forecast that an IMF plan may eventually stabilize an Asian nation's currency, leading to growth in GDP and corporate sales, our analysis of an Asian company's earnings potential five years from the present often shows that margins could also be unfavorably impacted by still high debt loads. Alternatively, revenue growth may be reduced by the sale of assets to help restore a company's balance sheet. Or, more commonly, we may forecast improving sales, rising margins, and growing net income but we also need to anticipate a greater number of shares outstanding due to recapitalization needs. The resulting reduction in earnings per share often leaves many Asian stocks still too expensive to meet our stringent value criteria. Essentially, IMF economic plans can do much to restore long-term economic health to a nation, but they may do nothing to prevent earnings dilution at the company level. Accordingly, our purchases of Asian stocks have been limited to those companies with strong balance sheets, and these have been primarily found in Hong Kong.

                        FUND ASSET ALLOCATION ON 6/30/98

[PIE CHART APPEARS HERE]


            Short-Term
       Investments & Other
            Net Assets                              Equity*
             11.2%                                   88.8%


*Equity includes convertible and preferred securities.


3

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES
 letter continued..............................................................


                       INDUSTRY DIVERSIFICATION ON 6/30/98
                          (Percent of Total Net Assets)

Services                                                                  18.8%
Finance                                                                   18.5%
Energy                                                                    16.2%
Capital Equipment                                                         12.6%
Materials                                                                 10.3%
Consumer Goods                                                             9.7%
Multi-Industry                                                             2.7%


                         10 LARGEST POSITIONS ON 6/30/98
                          (Percent of Total Net Assets)

General Electric Co. Plc                                                   2.8%
ING Groep NV                                                               2.5%
Merita Ltd., A                                                             2.5%
Rhone-Poulenc SA, A                                                        2.4%
Repsol SA                                                                  2.3%
Societe Elf Aquitaine SA                                                   2.3%
Telefonos de Mexico SA
(Telmex), L, ADR                                                           2.3%
Volvo AB, B                                                                2.3%
Thames Water Group Plc                                                     2.2%
Banco Itau SA, pfd                                                         2.2%

Even here we have been hesitant, given the potential for balance sheet erosion due to the potential decline in property prices and the possibility of a devaluation of the Hong Kong dollar.

      Throughout Asia, economic and stock market reforms that we believe could help to sow the seeds of future prosperity are already being put in place. Unfortunately, in most cases the reforms lead first to pain and later to gain. Stock market pain following economic reform was already seen in Korea, Thailand, and Indonesia. Now, Japan is facing a similar dilemma. Japanese authorities were hesitant to provide greater transparency in the banking system for fear of a loss of confidence in the financial system's integrity and bank runs. Additionally, addressing the banking system's ills could require billions of taxpayer funds from a country that is already squeezing its consumers with high taxes and still running a large fiscal deficit. We believe Japan's protectionist trade policies also need to be torn down. Doing so, however, could likely lead to sharply increased unemployment, bankruptcies, and more bad loans for the nation's banks. Already, the unemployment rate for workers aged 60-64 in Japan is over 12% and the country's pension funds are badly underfunded. Unemployment benefits could represent a further drain on the federal budget and add to the already high level of government debt. Large-scale layoffs could also take place if Japanese corporations decided to make the creation of shareholder wealth a priority.

      Capital flight increased in Japan as a result of looser regulations on investing overseas. Some government officials are now calling for a return to the old, constrictive regulations in order to stem the flow of money searching for better investment returns and a safer currency. If these regulations are not changed, the capital flight could have negative ramifications for the yen and Japanese bond market which, with yields barely above 1% for long-term bonds as of June 30, 1998, probably represents the world's biggest current investment bubble. Higher bond yields would likely depress Japanese share prices which could, in turn, reduce the capital of the Japanese banks further. A weaker yen may also negatively impact bank capital. Is it any wonder that Japanese government officials appear much like the proverbial deer caught in the headlights? If they do what is right, the intermediate term economic and political costs are likely to be severe and higher than those incurred by continuing the "muddle through" policy for another decade. These are not problems that temporary interventions in the currency market will solve. Should capital continue to exit Japan, however, we believe the government may be forced to more rapidly endorse a more free-market style of capitalism. Initially, the consequences could be negative for investors in Japanese stocks and bonds, but the long-term prospects for attractive returns could be enhanced.

      Templeton's analysts have never made a greater effort to identify long-term values in the Japanese stock market than in the past year. Given the pressures that are coming to bear on Japan, we believe changes that could have favorable long-term consequences for Japanese


4

PAGE

 ................................................................................


corporations are likely to be implemented in the intermediate term. While recognizing that these changes may first cause pain, we began to be more optimistic about increased profit margins and lower corporate tax rates in formulating our long-term earnings estimates. We also began to see movement in the direction of managing companies for the benefit of shareholders. Share repurchases picked up and several companies are beginning to restructure and focus their efforts and capital on those businesses where they have a true competitive advantage. Moreover, corporate Japan, in general, has a strong balance sheet. While our analytical team's efforts thus far have been largely fruitless in identifying a substantial number of Templeton-defined bargains in Japan, we have laid the groundwork for adding Japanese shares as soon as valuations allow.

      While Asia wallowed in economic gore, the U.S. and European markets continued to soar. The "tax cut" these markets received from lower oil and other commodity prices related to Asia's economic crisis actually spurred growth in the western world. The strong performance of these markets is not unjustified. Returns on invested capital moved sharply higher based largely on restructuring initiatives, productivity improvements, and sounder management. Interest rates plunged, as inflation remained subdued, thereby allowing the higher level of earnings to be accorded enhanced P/E valuations. Additionally, there were signs that management is becoming increasingly shareholder-friendly and many investors showed greater interest in equity investments due to both demographics and a lack of suitable investment alternatives. The "New Paradigm" was certainly rewarding, but the question remains as to its sustainability. Thus far, the New Paradigm has beaten off all skeptics, but the developments in Asia, noted above, may represent its greatest challenge yet. As Asia works through its crisis, there is little doubt that Asian demand for U.S. and European manufactured goods will dramatically increase. There is already evidence of this trend, and the impact on corporate profit margins in the industrial sector will likely be much more than a rounding error. Declining demand from Asia also could undercut the western world's economic growth. Profits may also be undermined, or at least slowed, by the year 2000 computer glitch and the spending needed to correct it. The move to the European Monetary Unit is also expected to have a negative impact on the earnings of some sectors in Europe. Clearly, the risks are rising regarding the sustainability of earnings at current above-average levels of return on invested capital. Given the generally open nature of markets in the western world, it seems sensible to assume that the forces of competition could lead capital towards areas of high returns, thereby eventually eroding those same high returns.

      We believe inflation and interest rates should remain at low levels, given the slowing of world economic growth, and might even move lower. This could provide an offset to lower earnings. As Asia enters into the recapitalization phase of its crisis, however, U.S. and European shares may suffer due to attractively priced shares available in Asia.

Total Return Index Comparison
$5,000,000 Investment: 05/03/93 - 6/30/98

          TIFI Growth Series(1)   CPI Index(5)     MSCI World Index(4)   MSCI AC World Free Index (4)
          --------------------   -------------     -------------------   ----------------------------
5/3/93       $5,000,000.00       $5,000,000.00        $5,000,000.00            $5,000,000.00
5/31/93      $5,099,999.90       $5,006,322.58        $5,116,064.50            $5,106,000.00
6/30/93      $5,039,999.96       $5,013,331.43        $5,073,963.38            $5,072,811.00
7/31/93      $5,114,999.77       $5,013,331.43        $5,179,304.44            $5,177,818.19
8/31/93      $5,445,000.17       $5,027,368.76        $5,417,573.16            $5,423,246.77
9/30/93      $5,454,999.92       $5,037,926.23        $5,318,339.47            $5,332,136.22
10/31/93     $5,724,999.90       $5,058,581.73        $5,465,762.25            $5,489,967.46
11/30/93     $5,594,999.79       $5,062,122.74        $5,157,438.61            $5,204,489.15
12/31/93     $6,002,076.22       $5,062,122.74        $5,410,687.92            $5,486,052.01
1/31/94      $6,393,736.87       $5,075,790.47        $5,768,451.28            $5,849,777.26
2/28/94      $6,175,017.48       $5,093,048.16        $5,694,730.47            $5,764,955.49
3/31/94      $5,898,010.38       $5,110,364.52        $5,450,175.95            $5,506,108.99
4/30/94      $5,995,710.42       $5,117,519.03        $5,619,615.38            $5,655,875.15
5/31/94      $6,057,415.79       $5,121,101.30        $5,635,042.46            $5,689,244.82
6/30/94      $5,882,583.67       $5,138,513.04        $5,620,027.33            $5,661,367.52
7/31/94      $6,124,263.39       $5,152,387.03        $5,728,185.88            $5,786,483.74
8/31/94      $6,386,511.57       $5,172,996.57        $5,901,393.63            $5,992,482.56
9/30/94      $6,201,395.47       $5,186,963.66        $5,747,432.16            $5,851,659.22
10/31/94     $6,257,958.60       $5,190,594.54        $5,912,171.96            $6,001,461.70
11/30/94     $5,949,431.28       $5,197,342.31        $5,656,594.68            $5,740,998.26
12/31/94     $5,922,780.09       $5,197,342.31        $5,712,406.21            $5,761,091.75
1/31/95      $5,814,502.67       $5,218,131.68        $5,627,731.21            $5,643,565.48
2/28/95      $5,957,970.68       $5,239,004.21        $5,710,871.20            $5,703,951.63
3/31/95      $6,050,638.14       $5,256,292.92        $5,987,234.54            $5,965,192.62
4/30/95      $6,301,385.32       $5,273,638.69        $6,197,393.65            $6,182,325.63
5/31/95      $6,503,073.19       $5,284,185.97        $6,251,280.67            $6,250,331.21
6/30/95      $6,579,387.21       $5,294,754.34        $6,250,923.10            $6,251,581.27
7/31/95      $6,884,644.85       $5,294,754.34        $6,564,910.71            $6,554,157.81
8/31/95      $6,748,369.22       $5,308,520.70        $6,419,839.31            $6,410,621.75
9/30/95      $6,868,291.92       $5,319,137.74        $6,608,078.00            $6,586,913.85
10/31/95     $6,661,152.90       $5,336,690.89        $6,505,269.52            $6,476,912.39
11/30/95     $6,764,722.15       $5,332,955.21        $6,732,380.19            $6,680,935.13
12/31/95     $6,964,375.28       $5,329,222.14        $6,930,469.02            $6,882,031.28
1/31/96      $7,187,517.23       $5,360,664.55        $7,057,076.22            $7,034,812.37
2/29/96      $7,242,850.46       $5,377,818.68        $7,101,352.17            $7,064,358.58
3/31/96      $7,373,459.40       $5,405,783.34        $7,220,823.19            $7,173,149.71
4/30/96      $7,622,803.48       $5,426,865.89        $7,391,922.03            $7,348,174.56
5/31/96      $7,694,044.57       $5,437,176.94        $7,399,639.42            $7,355,522.73
6/30/96      $7,688,107.67       $5,440,439.24        $7,438,384.23            $7,395,978.11
7/31/96      $7,409,079.66       $5,450,776.08        $7,176,865.51            $7,119,368.53
8/31/96      $7,646,550.51       $5,461,132.55        $7,260,727.18            $7,206,936.76
9/30/96      $7,800,906.48       $5,478,608.18        $7,546,351.99            $7,472,872.73
10/31/96     $7,937,451.75       $5,496,139.72        $7,600,396.70            $7,502,764.22
11/30/96     $8,358,961.93       $5,506,582.39        $8,027,663.65            $7,904,162.10
12/31/96     $8,536,003.47       $5,506,582.39        $7,900,465.33            $7,789,551.75
1/31/97      $8,746,061.68       $5,524,203.45        $7,997,034.29            $7,920,416.22
2/28/97      $8,847,496.66       $5,541,328.48        $8,090,378.08            $8,028,133.88
3/31/97      $8,853,902.79       $5,555,181.80        $7,931,741.94            $7,867,571.20
4/30/97      $8,821,870.34       $5,561,848.02        $8,192,393.26            $8,120,120.24
5/31/97      $9,238,298.24       $5,558,510.91        $8,700,244.63            $8,604,891.42
6/30/97      $9,705,978.78       $5,565,181.13        $9,135,256.86            $9,045,461.86
7/31/97     $10,116,000.56       $5,571,859.34        $9,557,305.73            $9,454,316.73
8/31/97      $9,558,627.58       $5,582,445.88        $8,919,833.43            $8,790,623.70
9/30/97     $10,314,605.02       $5,596,401.99        $9,405,964.36            $9,259,163.94
10/31/97     $9,552,220.85       $5,610,393.00        $8,912,151.23            $8,708,243.69
11/30/97     $9,494,561.47       $5,607,026.76        $9,071,678.74            $8,841,479.82
12/31/97     $9,583,404.67       $5,600,298.33        $9,183,260.38            $8,957,303.20
1/31/98      $9,513,042.34       $5,610,714.38        $9,440,632.18            $9,154,363.87
2/28/98     $10,061,871.50       $5,621,129.88       $10,080,757.74            $9,780,522.36
3/31/98     $10,686,557.32       $5,631,545.89       $10,507,968.66           $10,198,150.67
4/30/98     $10,826,800.72       $5,641,961.83       $10,612,218.43           $10,294,013.28
5/31/98     $10,448,143.20       $5,652,377.74       $10,480,780.37           $10,098,427.03
6/30/98     $10,225,278.00       $5,659,324.51       $10,731,037.93           $10,280,198.72

Periods ended June 30, 1998

                                                                        SINCE
                                                                      INCEPTION
                                        ONE-YEAR      FIVE-YEAR       (05/03/93)
---------------------------------------------------------------------------------
 Average Annual
 Total Return(1),(2)                      5.3%           15.2%           14.9%

 Cumulative
 Total Return(1),(3)                      5.3%          102.9%          104.5%

(1) The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 0.90% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997.

(2) Average annual total return represents the average annual change in value of an investment over the specified periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(5)   Source: U.S. Bureau of Labor Statistics (7/14/98).

      All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


5

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES
 letter continued...............................................................

Investors may also become less enamored with shares in general due to earnings disappointments, the potential for increased political risk (highlighted recently by Indonesia, India, and Pakistan), and demographic changes (baby boomers' preference for fixed income investments may grow as they approach retirement). Veteran investment managers are also having a difficult time ignoring the obvious speculative fever that is apparent in the NASDAQ's valuation levels and most apparent in the meteoric movements in shares of internet-related businesses. Additionally, the surge in mega-mergers, often accompanied by grandiose projections of future market domination and nearly always financed with the expensive stock of the acquiring firm, is another symptom of the extreme optimism that often ushers in a bull market's final stages. Overall, the possibility that returns in the western world over the next five years may not be able to keep up with recent experience is at the forefront of our thinking. Indeed, if the western world were to continue to grow at its recent pace, and Asia does not recover, there would most likely be unsavory political and economic consequences for investors in both regions.

      The Fund increased its Latin American holdings during the period. Share prices in this region were found guilty by association. As Asian markets declined, Latin American markets also fell as numerous investors withdrew funds from emerging markets. While Latin American economies are certainly feeling some pain as a result of the Asian crisis, the decline in share prices seems to be overdone in our opinion. Many Latin American companies have little, if any, debt. In many cases the debt that is on the balance sheet is not dollar-denominated. Moreover, capital investment was generally accomplished at a careful pace as economic conditions were generally poor over the last twenty years. Economic reforms and privatization are also well underway in the region, and banking systems are generally soundly capitalized if not overcapitalized. This stands in stark contrast to the situation in Asia. With valuations on trailing twelve-month earnings in Brazil at less than one-third the level in Germany, it does not appear to be difficult to identify bargains. Even if a currency devaluation were to occur in Brazil, we believe it is unlikely that many companies would need to issue new shares in order to rescue their balance sheets. Indeed, many companies could benefit due to improved export potential. These are the ingredients that lead to attractive long-term investment opportunities, and our analytical team is carefully researching this region to find what we believe are the best positioned companies at least expensive share price relative to future earnings potential.

      This discussion reflects our views, opinions, and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



                                                                               6

PAGE


 ................................................................................

      Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six quarterly declines of more than 20% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus.

      We would be surprised if the world's most expensive stocks continue their stellar performance over the longer term. As the Asian crisis moves forward, there will come a time when the point of maximum pessimism has been reached. This will likely be quickly followed by a mass exodus of investors from the western world's expensive markets into the markets of Latin America and Asia. While it is always difficult to pinpoint when we have arrived at the point of maximum pessimism, it is usually not too difficult to determine when we are near it. The Templeton investment process is designed to highlight the value in individual stocks that often occurs when other market participants are suffering from undue levels of pessimism. Our team of security analysts has consistently and diligently applied this process, in a wide variety of market conditions, over the years with a focus on long-term success. Therefore, we look forward to a bright future with confidence that the relationship we have enjoyed with you will continue to grow stronger.

Thank you for allowing us to serve your investment management needs.


Best regards,

/s/DONALD F. REED
-------------------------------
Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



/s/ GARY P. MOTYL
-------------------------------
Gary P. Motyl, CFA
Executive Vice President
Templeton Investment Counsel, Inc.


(1.) Source: Bloomberg. Based on quarterly percentage price changes over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.

For the most current portfolio information, call 1-800-362-6243.




7

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Highlights

                                                         SIX MONTHS
                                                            ENDED                        YEAR ENDED DECEMBER 31,
                                                        JUNE 30, 1998    --------------------------------------------------------
                                                         (UNAUDITED)       1997        1996        1995        1994       1993+
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period................        $13.62         $13.41      $11.86      $10.94      $11.80      $10.00
                                                        -------------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .13            .73         .30         .27         .20         .06
 Net realized and unrealized gains (losses).........           .79            .89        2.32        1.62        (.36)       1.94
                                                        -------------------------------------------------------------------------
Total from investment operations....................           .92           1.62        2.62        1.89        (.16)       2.00
                                                        -------------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.02)          (.87)       (.29)       (.27)       (.20)       (.05)
 Net realized gains.................................         (7.23)          (.54)       (.74)       (.70)       (.50)       (.15)
 In excess of net realized gains....................            --             --        (.04)         --          --          --
                                                        -------------------------------------------------------------------------
Total distributions.................................         (7.25)         (1.41)      (1.07)       (.97)       (.70)       (.20)
                                                        -------------------------------------------------------------------------
Net asset value, end of period......................         $7.29         $13.62      $13.41      $11.86      $10.94      $11.80
                                                        =========================================================================

Total Return*.......................................         6.68%         12.27%      22.57%      17.59%     (1.32)%      20.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...................       $64,795       $120,370    $268,158    $226,963    $194,059    $184,013
Ratios to average net assets:
 Expenses...........................................          .89%**         .86%        .87%        .88%        .95%       1.00%**
 Net investment income..............................         3.11%**        2.15%       2.34%       2.28%       1.69%       1.19%**
Portfolio turnover rate.............................         7.18%         16.73%      15.61%      30.20%      17.23%      17.32%

*Total return is not annualized.
**Annualized.
+For the period May 3, 1993 (commencement of operations) to December 31, 1993.

                       See Notes to Financial Statements.

 8


PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED)

                                                                   COUNTRY          SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS 83.9%
AUTOMOBILES 4.2%
*Circuit City Stores Inc., Carmax Group.....................    United States         69,000    $   702,938
Fiat SpA....................................................        Italy            128,500        564,155
Volvo AB, B.................................................        Sweden            49,000      1,459,266
                                                                                                -----------
                                                                                                  2,726,359
                                                                                                -----------
BANKING 7.8%
Banque Nationale de Paris, ADR, 144A........................        France            10,000        817,069
*Daegu Bank Co. Ltd.........................................     South Korea          14,725         15,551
Deutsche Bank AG............................................       Germany            15,200      1,287,158
HSBC Holdings Plc. .........................................      Hong Kong           31,069        759,824
Komercni Banka AS, GDR, 144A................................    Czech Republic        27,000        339,525
Merita Ltd., A..............................................       Finland           242,000      1,596,734
PT Bank Pan Indonesia TBK...................................      Indonesia        2,952,600         69,825
*PT Bank Pan Indonesia TBK, wts. ...........................      Indonesia          421,800          1,311
Thai Farmers Bank Public Co. Ltd., fgn. ....................       Thailand          200,000        176,123
                                                                                                -----------
                                                                                                  5,063,120
                                                                                                -----------
BUILDING MATERIALS & COMPONENTS 1.1%
Pioneer International Ltd. .................................      Australia          320,000        762,914
                                                                                                -----------
BUSINESS & PUBLIC SERVICES 1.8%
Danka Business Systems Plc. ................................    United Kingdom        63,500        200,245
Esselte AB, A...............................................        Sweden            42,000        932,175
SGS Societe Generale de Surveillance Holdings Ltd., br. ....     Switzerland              35         59,326
                                                                                                -----------
                                                                                                  1,191,746
                                                                                                -----------
CHEMICALS 4.4%
Akzo Nobel NV...............................................     Netherlands          20,000      1,111,493
Beijing Yanhua Petrochemical Company Ltd., ADR..............        China             34,000        204,000
Rhone-Poulenc SA, A.........................................        France            27,863      1,571,499
                                                                                                -----------
                                                                                                  2,886,992
                                                                                                -----------
DATA PROCESSING & REPRODUCTION 1.4%
*3com Corp..................................................    United States         12,500        383,594
*Bay Networks Inc...........................................    United States         16,800        541,800
                                                                                                -----------
                                                                                                    925,394
                                                                                                -----------
ELECTRICAL & ELECTRONICS 6.0%
ABB AB, A...................................................        Sweden            70,250        995,404
Alcatel Alsthom Cie Generale D'Electricite SA...............        France             5,416      1,102,728
General Electric Co. Plc. ..................................    United Kingdom       212,084      1,831,239
                                                                                                -----------
                                                                                                  3,929,371
                                                                                                -----------
ELECTRONIC COMPONENTS & INSTRUMENTS .7%
BICC Plc. ..................................................    United Kingdom       193,861        423,729
                                                                                                -----------
ENERGY SOURCES 5.7%
Repsol SA...................................................        Spain             27,600      1,519,812
Saga Petroleum AS, A........................................        Norway            44,000        676,614
Societe Elf Aquitane SA.....................................        France            10,628      1,494,178
                                                                                                -----------
                                                                                                  3,690,604
                                                                                                -----------
FINANCIAL SERVICES 3.0%
Axa-UAP.....................................................        France             9,600      1,079,722
Housing Development Finance Corp. Ltd. .....................        India              3,600        225,133
Industrial Credit & Inv. Corp. of India, GDR, 144A..........        India             60,100        609,264
                                                                                                -----------
                                                                                                  1,914,119
                                                                                                -----------
FOOD & HOUSEHOLD PRODUCTS 3.7%
Albert Fisher Group Plc. ...................................    United Kingdom       914,593        350,980
Archer-Daniels Midland Co. .................................    United States         30,500        590,938

                                                                               9

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOOD & HOUSEHOLD PRODUCTS (CONT.)
Hillsdown Holdings Plc. ....................................    United Kingdom       259,539    $   701,527
IBP Inc. ...................................................    United States         40,200        728,625
                                                                                                -----------
                                                                                                  2,372,070
                                                                                                -----------
FOREST PRODUCTS & PAPER 2.2%
Carter Holt Harvey Ltd. ....................................     New Zealand         166,000        144,767
Fletcher Challenge Ltd. Forestry Division...................     New Zealand         625,000        350,393
Metsa Serla OY, B...........................................       Finland            45,000        434,707
PT Barito Pacific Timber TBK................................      Indonesia          125,000          2,111
Stora Kopparbergs Bergslags AB, B...........................        Sweden            31,000        489,787
                                                                                                -----------
                                                                                                  1,421,765
                                                                                                -----------
HEALTH & PERSONAL CARE 1.8%
Astra AB, A.................................................        Sweden            57,600      1,177,294
                                                                                                -----------
INDUSTRIAL COMPONENTS 2.2%
BTR Plc. ...................................................    United Kingdom       221,000        630,544
Exide Corp. ................................................    United States         46,600        783,463
                                                                                                -----------
                                                                                                  1,414,007
                                                                                                -----------
INSURANCE 4.1%
ING Groep NV................................................     Netherlands          25,055      1,640,609
Presidential Life Corp. ....................................    United States         32,400        692,550
Zuerich Versicherung, new...................................     Switzerland             520        331,857
                                                                                                -----------
                                                                                                  2,665,016
                                                                                                -----------
MACHINERY & ENGINEERING 2.3%
New Holland NV..............................................     Netherlands          48,000        942,000
VA Technologie AG...........................................       Austria             4,600        572,329
                                                                                                -----------
                                                                                                  1,514,329
                                                                                                -----------
MERCHANDISING 2.9%
Dairy Farm International Holdings Ltd. .....................      Hong Kong          112,186        120,039
Safeway Plc. ...............................................    United Kingdom        66,000        433,327
Storehouse Plc. ............................................    United Kingdom       312,100      1,307,056
                                                                                                -----------
                                                                                                  1,860,422
                                                                                                -----------
METALS & MINING 2.6%
RGC Ltd. ...................................................      Australia          738,459        731,664
WMC Ltd. ...................................................      Australia          308,560        928,626
                                                                                                -----------
                                                                                                  1,660,290
                                                                                                -----------
MULTI-INDUSTRY 2.7%
Foster Wheeler Corp. .......................................    United States          9,200        197,225
Hicom Holdings Bhd. ........................................       Malaysia          440,000        111,392
Hutchison Whampoa Ltd. .....................................      Hong Kong          123,000        649,240
Jardine Matheson Holdings Ltd. .............................      Hong Kong           97,531        263,334
Swire Pacific Ltd., A.......................................      Hong Kong          132,000        498,284
                                                                                                -----------
                                                                                                  1,719,475
                                                                                                -----------
REAL ESTATE 1.4%
*Catellus Development Corp. ................................    United States         50,000        884,375
                                                                                                -----------
TELECOMMUNICATIONS 10.0%
Compania De Telecomunicaciones De Chile SA, Spons. ADR......        Chile             32,000        650,000
*Digital Telecommunications Philippines Inc. ...............     Philippines       5,015,000        156,343
Nokia AB, A.................................................       Finland            16,000      1,181,092
Philippine Long Distance Telephone Co., ADR.................     Philippines          23,211        525,149
PT Indosat TBK, ADR.........................................      Indonesia              500          5,563
Rostelecom, ADR.............................................        Russia            21,500        287,563
Telecom Italia SpA, di Risp.................................        Italy            167,400        814,516
Telefonica del Peru SA, B...................................         Peru            115,000        236,690
Telefonica SA...............................................        Spain             22,200      1,028,140

 10


PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY          SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico            30,900    $ 1,485,131
Videsh Sanchar Nigam Ltd., GDR, 144A........................        India              7,700         79,695
                                                                                                -----------
                                                                                                  6,449,882
                                                                                                -----------
TRANSPORTATION .8%
Mayne Nickless Ltd., A......................................      Australia           97,783        517,720
                                                                                                -----------
UTILITIES ELECTRICAL & GAS 10.5%
Centrais Eletricas Brasileiras SA (Electrobras).............        Brazil         7,000,000        205,776
*Centrais Geradoras Do Sul Do Brasil SA (Gerasul)...........        Brazil         7,000,000          9,563
*Centrica Plc. .............................................    United Kingdom       244,000        412,203
*CEZ AS.....................................................    Czech Republic        17,315        478,577
Endesa SA, br. .............................................        Spain             33,600        736,351
Evn Energie-Versorgung Niederoesterreich AG.................       Austria             6,200        927,803
Guangdong Electric Power Development Co Ltd., B, 144A.......        China            728,000        270,583
Hong Kong Electric Holdings Ltd.............................      Hong Kong          272,000        842,475
Iberdrola SA................................................        Spain             57,600        936,861
Korea Electric Power Corp...................................     South Korea          51,220        546,521
Thames Water Group Plc. ....................................    United Kingdom        80,689      1,454,001
                                                                                                -----------
                                                                                                  6,820,714
                                                                                                -----------
WHOLESALE & INTERNATIONAL TRADE .6%
Brierley Investments Ltd....................................     New Zealand         765,889        381,670
                                                                                                -----------
TOTAL COMMON STOCKS (COST $46,916,370)......................                                     54,373,377
                                                                                                -----------
PREFERRED STOCKS 4.9%
Banco Itau SA, pfd. ........................................        Brazil         2,450,000      1,398,063
News Corp. Ltd., pfd. ......................................      Australia          158,353      1,121,805
Telecomunicacoes Brasileiras SA (Telebras), pfd., ADR.......        Brazil             6,000        655,125
                                                                                                -----------
TOTAL PREFERRED STOCKS (COST $2,083,602)....................                                      3,174,993
                                                                                                -----------
                                                                                  PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
SHORT TERM INVESTMENTS (COST $6,785,421) 10.5%
U.S. Treasury Bills, 4.85% to 5.07% with maturities to
  10/15/98..................................................    United States     $6,812,000      6,786,980
                                                                                                -----------
TOTAL INVESTMENTS (COST $55,785,393) 99.3%..................                                     64,335,350
OTHER ASSETS, LESS LIABILITIES .7%..........................                                        459,311
                                                                                                -----------
TOTAL NET ASSETS 100.0%.....................................                                    $64,794,661
                                                                                                -----------
                                                                                                -----------

*Non-income producing.
**Securities traded in U.S. dollars.

                       See Notes to Financial Statements.
                                                                              11

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $55,785,393).....  $64,335,350
 Receivables:
  Investment securities sold................................      576,155
  Capital shares sold.......................................       42,052
  Dividends and interest....................................      360,266
                                                              -----------
     Total assets...........................................   65,313,823
                                                              -----------
Liabilities:
 Payables:
  Investment securities purchased...........................      163,605
  Capital shares redeemed...................................      123,813
  To affiliates.............................................       41,745
 Funds advanced by custodian................................      134,073
 Accrued liabilities........................................       55,926
                                                              -----------
     Total liabilities......................................      519,162
                                                              -----------
Net assets, at value........................................  $64,794,661
                                                              ===========

Net assets consist of:
 Undistributed net investment income........................  $   967,789
 Net unrealized appreciation................................    8,549,957
 Accumulated net realized gain..............................    1,192,423
 Capital shares.............................................   54,084,492
                                                              -----------
Net assets, at value........................................  $64,794,661
                                                              ===========
Net asset value per share ($64,794,661 divided by 8,885,584
  shares outstanding).......................................        $7.29
                                                              ===========

                       See Notes to Financial Statements.
 12

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $107,067)
 Dividends..................................................    $1,176,369
 Interest...................................................       186,488
                                                                ----------
     Total investment income................................                     $1,362,857
Expenses:
 Management fees (Note 3)...................................       238,170
 Administrative fees (Note 3)...............................        28,539
 Transfer agent fees (Note 3)...............................           100
 Custodian fees.............................................         8,466
 Reports to shareholders....................................         1,500
 Registration and filing fees...............................        11,000
 Professional fees..........................................        13,000
 Directors' fees and expenses...............................           350
 Amortization of organization costs.........................           501
 Other......................................................         1,540
                                                                ----------
     Total expenses.........................................                        303,166
                                                                                 ----------
       Net investment income................................                      1,059,691
                                                                                 ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     1,632,868
  Foreign currency transactions.............................        (9,071)
                                                                ----------
     Net realized gain......................................                      1,623,797
     Net unrealized appreciation on investments.............                      2,055,636
                                                                                 ----------
Net realized and unrealized gain............................                      3,679,433
                                                                                 ----------
Net increase in net assets resulting from operations........                     $4,739,124
                                                                                 ==========

                       See Notes to Financial Statements.
                                                                              13
PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 1998            YEAR ENDED
                                                                  (UNAUDITED)          DECEMBER 31, 1997
                                                                  --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  1,059,691           $   5,989,235
  Net realized gain from investments and foreign currency
    transactions............................................         1,623,797              75,507,706
  Net unrealized appreciation (depreciation) on
    investments.............................................         2,055,636             (49,401,146)
                                                                ----------------------------------------
    Net increase in net assets resulting from operations....         4,739,124              32,095,795
 Distributions to shareholders from:
  Net investment income.....................................           (74,969)             (7,267,170)
  Net realized gains........................................       (36,160,346)             (5,222,663)
 Capital share transactions (Note 2)........................       (24,078,815)           (167,394,086)
                                                                ----------------------------------------
    Net decrease in net assets..............................       (55,575,006)           (147,788,124)
Net assets:
 Beginning of period........................................       120,369,667             268,157,791
                                                                ----------------------------------------
 End of period..............................................      $ 64,794,661           $ 120,369,667
                                                                ========================================
Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of period..............................................      $    967,789           $     (16,933)
                                                                ========================================

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Growth Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing nations. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

                                                                              15

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK

At June 30, 1998, there were 700 million shares authorized ($0.01 par value), of which 50 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                   SIX MONTHS ENDED                       YEAR ENDED
                                                                    JUNE 30, 1998                     DECEMBER 31, 1997
                                                              ---------------------------------------------------------------
                                                                SHARES         AMOUNT              SHARES          AMOUNT
                                                              ---------------------------------------------------------------
Shares sold.................................................     973,963    $  8,712,631           2,784,905    $  40,329,111
Shares issued on reinvestment of distributions..............   4,919,668      35,913,875             914,805       12,348,992
Shares redeemed.............................................  (5,848,350)    (68,705,321)        (14,852,462)    (220,072,189)
                                                              ---------------------------------------------------------------
Net increase (decrease).....................................      45,281    $(24,078,815)        (11,152,752)   $(167,394,086)
                                                              ================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 0.90% of average net assets through December 31, 1998. For the six months ended June 30, 1998, no reimbursement was necessary under the agreement.

Legal fees of $3,728 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At June 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $56,080,378 was as follows:

Unrealized appreciation.....................................  $ 18,787,275
Unrealized depreciation.....................................   (10,532,303)
                                                              ------------
Net unrealized appreciation.................................  $  8,254,972
                                                              ============

 16

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1998 aggregated $4,476,848 and $13,619,711, respectively.

                                                                              17

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This report must be preceded or accompanied by the current prospectus of the
Templeton Institutional Funds, Inc., which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service department may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.




                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          Institutional Services: 1-800-321-8563
[RECYCLE LOGO]
ZT455 S 6/98                                    Fund Information: 1-800-362-6243